INDEPENDENT AUDITORS' CONSENT



Securities and Exchange Commission
Washington, DC



We consent to the use in this Registration Statement of Signature Leisure, Inc. on Form SB-2 Amendment #5, of our report dated March 24, 2006, appearing in the Prospectus.





/s/ Cordovano and Honeck LLP
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Cordovano and Honeck LLP
Englewood, Colorado
May 26, 2006